December 16, 1994



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir/Madam:

The   following  EDGAR  transmission  constitutes  Providian
Corporation's Current Report on Form 8-K.

Please contact me at (502) 560-2132 if you have any questions or comments.

Very truly yours,



R. Michael Slaven
Assistant General Counsel
and Secretary

RMS/llh



             SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C. 20549

                          _________

                          FORM 8-K





      Current Report Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934


 Date of Report (Date of Earliest Event Reported)  December 8, 1994



                           Providian Corporation
   (Exact name of registrant as specified in its charter)


        Delaware                 1-1607             51-0108922
(State or other jurisdiction    (Commission      (IRS Employer
   of incorporation)             File Number)     Identification No.)

400 West Market Street, Louisville, KY           40202
(Address of principal executive offices)       (Zip Code)


Registrant's telephone number including area code (502) 560-2000

      ITEM 5. On December 8, 1994, Providian Corporation ("Providian") announced that Shailesh Mehta had been elected President and Chief Operating Officer of Providian by Providian's Board of Directors. In addition, he was elected a Director of Providian. He has been Executive Vice President of Providian since August 1993. In this capacity, he has been serving as chief executive officer of two of Providian's operating businesses, Providian Bancorp and Providian Direct Insurance. In his new position, he will continue to oversee these two businesses, as well as Providian's Agency Group business. Lee Adrean will remain President of Agency Group.

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PROVIDIAN CORPORATION


                              R. Michael Slaven
                               Assistant General Counsel and
Secretary

                              December 16, 1994